UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 25, 2016

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

GOM Merger Agreement

On April 25, 2016, PEDEVCO Corp. (the “Company”, “we”, “us” or “PEDEVCO”) entered into an Amendment No. 2 to Agreement and Plan of Merger and Reorganization (the “Amendment”) with White Hawk Energy, LLC, a wholly-owned subsidiary of the Company (“White Hawk”), and GOM Holdings, LLC (“GOM”), which amends that certain Agreement and Plan of Merger and Reorganization entered into by and among the Company, White Hawk and GOM on December 29, 2015, as amended February 29, 2016 (as amended to date, the “GOM Merger Agreement”).  The Amendment provides GOM additional time to meet certain closing conditions contemplated by the GOM Merger Agreement, and eliminates the April 15, 2016 deadline for closing the merger, thereby allowing the parties to continue to move forward with the transactions contemplated by the GOM Merger Agreement, as amended.  Because the closing of the transactions contemplated by the GOM Merger Agreement is subject to various closing conditions, described in greater detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 30, 2015, no assurance can be made that the transactions contemplated by the GOM Merger Agreement, as amended, will be completed.

The GOM Merger Agreement and transactions contemplated thereunder are discussed in greater detail in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on December 30, 2015 and March 2, 2016.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 2.1 and incorporated by reference herein.

Consulting Agreement and Separation Agreement

In connection with the Company’s pending merger with GOM as described above, and the Company’s efforts to reduce its general and administrative expenses, the Company’s Chairman and Chief Executive Officer, Frank C. Ingriselli, has agreed to retire from the Company and step down from the offices of Chief Executive Officer and Executive Chairman of the Company and all of its subsidiaries, effective April 30, 2016.  Mr. Ingriselli shall continue as the Non-Executive Chairman of the Company’s Board of Directors, and will continue to work with the Company in a transitional consulting capacity for a period of three (3) months commencing May 1, 2016 (the “Transition Period”) through his wholly-owned consulting firm, Global Ventures Investments Inc. (“GVEST”), pursuant to a Consulting Agreement dated April 25, 2016, entered into by and between the Company and GVEST (the “GVEST Consulting Agreement”).   Pursuant to the Consulting Agreement, through GVEST Mr. Ingriselli shall provide the Company with oil and gas development and strategic consulting services through the Transition Period in exchange for a lump sum payment of $150,000.  In addition, the Company and Mr. Ingriselli entered into an Employee Separation and Release dated April 25, 2016 (the “Separation Agreement”), pursuant to which Mr. Ingriselli agreed to (i) waive all severance benefits to which he is entitled under his Executive Employment Agreement dated June 10, 2011, as amended to date (the “Ingriselli Employment Agreement”), including, but not limited to, waiver of any payments by the Company to Mr. Ingriselli of a lump sum payment equal to up to four (4) years’ salary and 30% bonus, and continued medical benefits for up to four (4) years, in the event of Mr. Ingriselli’s termination under certain circumstances, (ii) waive any and all accrued and unpaid vacation time, sick time and paid time off, equal in value to approximately $58,000, and (iii) fully-release the Company from all claims, in exchange for the Company agreeing to (x) fully accelerate the vesting of all of Mr. Ingriselli’s unvested options exercisable for 391,000 shares of Company common stock, (y) allow Mr. Ingriselli to transfer all 1,496,500 shares of his unvested restricted Company common stock to GVEST and then fully accelerate the vesting of the same, and (z) extend the exercise period for all of Mr. Ingriselli’s options to purchase Company common stock for a period of five (5) years from the date of Mr. Ingriselli’s termination of employment with the Company.

The foregoing descriptions of the GVEST Consulting Agreement and the Ingriselli Separation Agreement do not purport to be complete and are qualified in their entirety by reference to the GVEST Consulting Agreement and the Ingriselli Separation Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Executive Employment Agreements

In connection with the retirement of Mr. Ingriselli as the Chief Executive Officer of the Company, the Company’s current President and Chief Financial Officer, Mr. Peterson, has agreed to assume the executive offices of Chief Executive Officer and President of the Company and to resign from the office of Chief Financial Officer of the Company, effective May 1, 2016, as reflected in the Amendment No. 2 to Employment Agreement entered into by and between the Company and Mr. Peterson on April 25, 2016 (the “Amended Peterson Employment Agreement”), which agreement amends Mr. Peterson’s prior employment agreement to remove references to his position as Chief Financial Officer and adds representations relating to his position as Chief Executive Officer.

In connection with the promotion of Mr. Peterson and his resignation from the office of Chief Financial Officer of the Company, Mr. Gregory Overholtzer, the Company’s current Vice President, Finance and Controller, has agreed to assume the executive office of Chief Financial Officer of the Company, effective May 1, 2016, as reflected in the Amendment No. 1 to Employment Agreement entered into by and between the Company and Mr. Overholtzer on April 25, 2016 (the “Amended Overholtzer Employment Agreement”), which amends that certain Employment Letter Agreement dated June 16, 2012, entered into by and between the Company as successor-in-interest to Pacific Energy Development Corp. and Mr. Overholtzer in connection with his original employment with the Company (the “Overholtzer Employment Agreement”).  Mr. Overholtzer has a current annual base salary of $190,000, and is eligible for a discretionary cash performance bonus each year of up to 30% of his then-current annual base salary.  In addition, the Company may not terminate Mr. Overholtzer’s employment other than for “Cause” (defined below) prior to November 1, 2016, and thereafter for any reason with thirty (30) days prior written notice.  In the event the Company terminates his employment without “Cause” prior to November 1, 2016, the Company must continue to pay his then-current base salary through October 31, 2016, and immediately accelerate by six (6) months the vesting of all outstanding Company restricted stock and options exercisable for Company capital stock held by Mr. Overholtzer, with all vested Company options remaining exercisable for a period of twelve (12) months, in exchange for a full and complete release of claims against the Company in a form reasonably acceptable to the Company.

For purposes of Mr. Overholtzer’s employment agreement, “Cause” means Mr. Overholtzer’s: (1) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (2) fraud on or misappropriation of any funds or property of the Company or any of its affiliates, customers or vendors; (3) act of material dishonesty, willful misconduct, willful violation of any law, rule or regulation, or breach of fiduciary duty involving personal profit, in each case made in connection with his responsibilities as an employee, officer or director of the Company and which has, or could reasonably be deemed to result in, a Material Adverse Effect upon the Company (defined below); (4) illegal use or distribution of drugs; (5) willful material violation of any policy or code of conduct of the Company; or (6) material breach of any provision of his employment agreement or any other employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by him for the benefit of the Company or any of its affiliates, all as reasonably determined in good faith by the Board of Directors of the Company.  However, an event that is or would constitute “Cause” shall cease to be “Cause” if Mr. Overholtzer reverses the action or cures the default that constitutes “Cause” within 10 days after the Company notifies him in writing that Cause exists.  No act or failure to act on Mr. Overholtzer’s part will be considered “willful” unless it is done, or omitted to be done, by him in bad faith or without reasonable belief that such action or omission was in the best interests of the Company.  Any act or failure to act that is based on authority given pursuant to a resolution duly passed by the Board, or the advice of counsel to the Company, shall be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of the Company.  For purposes of his employment agreement, “Material Adverse Effect” means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations of the Company or its subsidiaries, taken as a whole.

Mr. Overholtzer, age 59, has served as the Company’s Corporate Controller since January 2012, and has served as the Company’s Vice President, Finance and Corporate Controller since June of 2012.  Mr. Overholtzer began his career in 1982 as a senior financial analyst at British Oxygen Corporation located in Fairfield, California.  In 1994, Mr. Overholtzer joined Giga-tronics as their Chief Financial Officer. Between 1997 and 2011, Mr. Overholtzer served as the Chief Financial Officer or Corporate Controller for five different companies engaged in various hi-tech and bio-tech industries, including Accretive Solutions, Omni ID and Genitope Corp., all located in the San Francisco Bay Area.

Mr. Overholtzer received his MBA in Finance from the University of California at Berkeley and his B.A. from UC Berkeley.

The foregoing descriptions of the Amended Peterson Employment Agreement, the Overholtzer Employment Agreement, and the Amended Overholtzer Employment Agreement, do not purport to be complete and are qualified in their entirety by reference to the Amended Peterson Employment Agreement, the Overholtzer Employment Agreement, and the Amended Overholtzer Employment Agreement, copies of which are attached as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Vesting Agreements

In addition, on April 25, 2016 the Company and each of Mr. Michael L. Peterson, the Company’s President and Chief Financial Officer, and Mr. Clark R. Moore, the Company’s Executive Vice President and General Counsel, entered into Amended and Restated Vesting Agreements (the “Amended Vesting Agreements”), which amend and restate in their entirety those certain Vesting Agreements entered into by the Company and each of Messrs. Peterson and Moore on December 29, 2015, as amended January 6, 2016 (the “December Vesting Agreements”).  Pursuant to the Amended Vesting Agreements, the Company agreed, effective April 28, 2016, to fully accelerate the vesting of all unvested restricted Company common stock which each of Messrs. Peterson and Moore had delayed pursuant to the December Vesting Agreements, which vesting had been voluntarily delayed for the benefit of the Company by each executive since May 2015, and reinstate the original remaining vesting schedules with respect to all other stock grants received by the Company going forward.  As a result of the Amended Vesting Agreements, on April 28, 2016, Mr. Peterson will vest into an aggregate of 481,000 shares of restricted Company common stock, and Mr. Moore will vest into an aggregate of 354,000 shares of restricted Company common stock, the vesting of which had previously been voluntarily delayed pursuant to the December Vesting Agreements.

The foregoing description of the Amended Vesting Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Amended and Restated Vesting Agreement, a copy of which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the discussion under Item 1.01 above with respect to the GVEST Consulting Agreement, which is incorporated in this Item 2.03 by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

See the discussions under Item 1.01 above with respect to the resignation of Mr. Ingriselli, the promotion of Messrs. Peterson and Overholtzer, the GVEST Consulting Agreement, the Ingriselli Separation Agreement, the Amended Vesting Agreements, the Amended Peterson Employment Agreement, the Overholtzer Employment Agreement, and the Amended Overholtzer Employment Agreement, which are incorporated in this Item 5.02 by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On April 26, 2016, the Company issued a press release announcing the amendment of the GOM Merger Agreement, resignation of Mr. Ingriselli, promotions of Messrs. Peterson and Overholtzer, and related matters as described above in Item 1.01.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The furnishing of this Item 7.01 and Exhibit 99.1 is not intended to constitute a determination by the Company that the information is material or that the dissemination of this information is required by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

2.1*	Amendment No. 2 to Agreement and Plan of Merger and Reorganization dated as of April 25, 2016, by and among PEDEVCO Corp., White Hawk Energy, LLC, and GOM Holdings, LLC
10.1*	Consulting Agreement dated April 25, 2016, by and between PEDEVCO Corp. and Global Venture Investments, Inc.
10.2*	Employee Separation and Release dated April 25, 2016, by and between PEDEVCO Corp. and Frank C. Ingriselli
10.3*	Amendment No. 2 to Employment Agreement dated April 25, 2016, by and between PEDEVCO Corp. and Michael L. Peterson
10.4*	Employment Letter Agreement dated June 16, 2012, by and between Pacific Energy Development Corp. and Gregory Overholtzer
10.5*	Amendment No. 1 to Employment Agreement dated April 25, 2016, by and between PEDEVCO Corp. and Gregory Overholtzer
10.6*	Form of Amended and Restated Vesting Agreement dated April 28, 2016
99.1**	Press Release, dated April 27, 2016

* Filed herewith.
** Furnished herewith.

Important Information

In connection with the proposed business combination between PEDEVCO Corp. (“PEDEVCO”) and GOM Holdings, LLC (“GOM”), PEDEVCO currently intends to file a proxy statement with the SEC to seek shareholder approval for the issuance of shares of common stock issuable pursuant to the merger and upon conversion of certain convertible preferred stock issued in connection therewith (the “Shareholder Approval”). This communication is not a substitute for any proxy statement or other document PEDEVCO may file with the SEC in connection with the Shareholder Approval. Prospective investors are urged to read the proxy statement when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PEDEVCO. Prospective investors may obtain free copies of the proxy statement, when filed, as well as other filings containing information about PEDEVCO, without charge, at the SEC’s website (www.sec.gov). Copies of PEDEVCO’s SEC filings may also be obtained from PEDEVCO without charge at PEDEVCO’s website (www.pacificenergydevelopment.com) or by directing a request to PEDEVCO at (855) 733-3826.

Participants in Solicitation

PEDEVCO and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the Shareholder Approval. Information regarding PEDEVCO’s directors and executive officers is available in PEDEVCO’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 29, 2016. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC by PEDEVCO in connection with the Shareholder Approval and in other relevant documents filed by PEDEVCO with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between PEDEVCO and GOM are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PEDEVCO and GOM, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PEDEVCO’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•  termination of the proposed combination by either party subject to the terms of the Agreement and Plan of Merger and Reorganization;

•  failure to obtain the approval of members of GOM in connection with the proposed transaction or the approval of the shareholders of PEDEVCO for the Shareholder Approval;

•  the failure to consummate or delay in consummating the proposed transaction for other reasons;

•  the timing to consummate the proposed transaction;

•  the risk that a condition to closing of the proposed transaction may not be satisfied;

•  the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•  PEDEVCO’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•  the ability of PEDEVCO to effectively integrate GOM’s operations; and

•  the diversion of management time on transaction-related issues.

PEDEVCO’s forward-looking statements are based on assumptions that PEDEVCO believes to be reasonable but that may not prove to be accurate. PEDEVCO cannot guarantee future results, level of activity, performance or achievements. Moreover, PEDEVCO does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. PEDEVCO assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chairman and Chief Executive Officer

Date:  April 27, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Amendment No. 2 to Agreement and Plan of Merger and Reorganization dated as of April 25, 2016, by and among PEDEVCO Corp., White Hawk Energy, LLC, and GOM Holdings, LLC
10.1*	Consulting Agreement dated April 25, 2016, by and between PEDEVCO Corp. and Global Venture Investments, Inc.
10.2*	Employee Separation and Release dated April 25, 2016, by and between PEDEVCO Corp. and Frank C. Ingriselli
10.3*	Amendment No. 2 to Employment Agreement dated April 25, 2016, by and between PEDEVCO Corp. and Michael L. Peterson
10.4*	Employment Letter Agreement dated June 16, 2012, by and between Pacific Energy Development Corp. and Gregory Overholtzer
10.5*	Amendment No. 1 to Employment Agreement dated April 25, 2016, by and between PEDEVCO Corp. and Gregory Overholtzer
10.6*	Form of Amended and Restated Vesting Agreement dated April 28, 2016
99.1**	Press Release, dated April 27, 2016

* Filed herewith.
** Furnished herewith.